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PRPSECUR.AGR



                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT, dated as of March 17, 1994, is between ALLIED PRODUCTS CORPORATION (herein called "Debtor") and CONTINENTAL BANK N.A., as agent (herein in such capacity called the "Agent").

                              W I T N E S S E T H:
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     WHEREAS, the Debtor has entered into a Credit Agreement (herein, as amended or otherwise modified from time to time, called the "Agreement"), dated as of the date hereof, among the Debtor, the Banks named in the Agreement (herein called the "Banks") and the Agent; and

     WHEREAS, the Agreement requires the execution and delivery of this Security Agreement;

     NOW, THEREFORE, in consideration of any loan heretofore or hereafter made to the Debtor by the Banks and for other good and valuable consideration the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. When used herein, (a) the terms ACCOUNT, CERTIFICATED SECURITY, CHATTEL PAPER, DEPOSIT ACCOUNT, DOCUMENT, EQUIPMENT, FIXTURE, GENERAL INTANGIBLES, GOODS, INVENTORY, INSTRUMENT, SECURITY, and UNCERTIFICATED SECURITY shall have the respective meanings assigned to such terms in the Uniform Commercial Code (as defined below) and (b) the following terms shall have the following meanings:

     ACCOUNT DEBTOR shall mean the party who is obligated on or under Account Receivable or Contract Right of the Debtor or, if appropriate any General Intangible of the Debtor.

     ACCOUNT RECEIVABLE shall mean an Account.

     AGENT - see PREAMBLE.

     DEBTOR - see PREAMBLE.

     COLLATERAL shall mean all property or rights in which a security interest is granted pursuant to SECTION 2.

     COMMITMENTS shall mean the Revolving Loan Commitments and the Letter of Credit Commitments as they are defined in the Credit Agreement.

     DEFAULT shall mean (i) the occurrence of an Unmatured Event of Default under SECTION 12.1.4 of the Credit Agreement or (ii) an Event of Default under the Credit Agreement.


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     LIABILITIES shall mean (i) all obligations of the Debtor to the Banks and the Agent, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, any Revolving Note, any Letter of Credit Application or any other Loan Document or (ii) all obligations of the Debtor to any Bank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with any interest rate swap, interest rate card or any other interest rate hedging arrangement.

     PERMITTED LIENS shall mean liens which are permitted by the provisions of
SECTION 10.11 of the Credit Agreement.

     UNIFORM COMMERCIAL CODE shall mean the Uniform Commercial Code as in effect in the State of Illinois on the date of this Agreement; provided, however, as used in SECTION 9 hereof, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

     Terms used herein and not otherwise defined herein shall have the meanings assigned to such in the Credit Agreement.

     SECTION 2. GRANT OF SECURITY AND TRUST. As collateral security for the performance and payment of all Liabilities, the Debtor hereby assigns to the Agent, and grants to the Agent a continuing first perfected security interest in the following, whether now or hereafter existing, owned, licensed, leased, consigned, arising or acquired:

     All of the Debtor's:

          (a)  Accounts Receivable;

          (b)  Inventory;

          (c) All interest of the Debtor in any goods the sale or lease of which shall have given or shall give rise to, and in all guaranties and other property securing the payment of or performance under, any Account Receivable;

          (d) All replacements, substitutions, additions or accessions to or for any of the foregoing;

          (e) To the extent related to the property described in PARAGRAPHS (a) through (d) above, all books, correspondence, credit files, records, invoices


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               and other papers and documents, including, without limitation, to the extent so related, all tapes, cards, computer runs, computer programs and other papers and documents in the possession or control of the Debtor or any computer bureau from time to time acting for the Debtor, and, to the extent so related, all rights in, to and under all policies of insurance, including claims of rights to payments thereunder and proceeds therefrom, including any credit insurance; and

          (f) All products and proceeds (including but not limited to proceeds arising from the sale or other disposition of any Collateral, any returns of any Inventory sold by the Debtor, and the proceeds of any insurance covering any of the Collateral) of any of the foregoing.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants to the Agent that: (i) no Uniform Commercial Code financing statement (other than any which may have been filed on behalf of the Agent or in connection with Permitted Liens) covering any of the Collateral is on file in any public office; (ii) the Debtor is and will be the lawful owner of all of the Collateral, free of all liens and claims whatsoever, other than the security interest hereunder and Permitted Liens, with full power and authority to execute this Security Agreement and to perform the Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder; (iii) all information with respect to the Collateral and the Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Debtor to the Agent or any Bank, and all other written information heretofore or hereafter furnished by the Debtor to the Agent or any Bank, is and will be true and correct in all material respects as of the date furnished; (iv) none of the Collateral has, within the four (4) months preceding the date of this Agreement, been located at any place other than the Debtor's own premises at the address(es) shown on SCHEDULE I hereto; (v) the Debtor has not been known by any legal name different from the one set forth on the signature page of this Security Agreement, nor has the Debtor been the subject of any merger or other corporate reorganization, except, in either case, as disclosed to the Agent and the Banks in writing prior to the date hereof; (vi) the Debtor is not a party to any Federal, state or local government contract;
(vii) the Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (viii) the Debtor is a corporation duly qualified and in good standing as a foreign corporation


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authorized to do business in the States as indicated on Schedule II; (ix) the execution and delivery of this Security Agreement and the performance by the Debtor of its obligations hereunder are within the Debtor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Debtor or of any agreement, instrument or order binding upon the Debtor; (x) this Security Agreement is a legal, valid and binding obligation of the Debtor, enforceable in accordance with its terms; and (xi) the Debtor is in compliance in all material respects with the requirements of all applicable laws, rules, regulations and orders of every governmental authority.

     SECTION 4 PROCESSING, SALE, COLLECTIONS, ETC. Until such time as a Default shall have occurred and remained continuing and the Agent shall have notified the Debtor of the revocation of such power and authority, the Debtor may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by the Debtor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by the Debtor for such purpose.

     Upon the request of the Agent at any time a Default has occurred and is continuing, the Debtor will (except as the Agent may otherwise consent in writing) forthwith, upon receipt, transmit and deliver to the Agent, in the form received, all cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Agent) which may be received by the Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Agent may otherwise consent in writing, any such items which may received by the Debtor after such request by the Agent will not be commingled with any of its funds or property, but will be held separately and apart from its own funds or property and upon express trust for the Agent until delivery is made to the Agent. The Debtor will comply with the terms and conditions of any consent given by the Agent pursuant to the provisions of this paragraph.

     If and to the extent that a perfected security interest hereunder in any Collateral shall cease to be perfected due to the sale of Inventory or release of all or any balance of the Assignee Deposit Account or use or disposition by the Debtor of any proceeds of Collateral, then such Collateral (referred to in this paragraph "released Collateral") shall be deemed thereby released from the security interest hereunder in exchange, as of


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the time of such release, for any other Collateral of equivalent value in which a first perfected security interest hereunder is being obtained contemporaneously or has most recently obtained, but only to the extent such other Collateral does not represent either (x) Collateral in exchange for which any previously released Collateral shall have been deemed released or (y) Collateral of equivalent value to any loan or advance (otherwise than by renewal of extension) from any Bank to the Debtor in which Collateral a first perfected security interest hereunder shall have been obtained contemporaneously with or most recently prior to such loan or advance.

     So long as any Default has occurred and is continuing, the Agent is authorized to endorse, in the name of the Debtor, any item, howsoever received by the Agent, representing any payment on or other proceeds on the Collateral.

     SECTION 5. CERTIFICATES, SCHEDULES AND REPORTS. The Debtor will from time to time, as the Agent may reasonably request, deliver to the Agent a schedule identifying each Account Receivable (not previously so identified) subject to the security interest hereunder, and such additional schedules and such certificates and reports with respect to all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by the Debtor in full or partial payment or otherwise as proceeds of any of the Collateral, all to such extent as the Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of the Debtor and shall be in such form and detail as the Agent may reasonably specify. Any such schedule identifying any Account Receivable subject to the security interest hereunder shall be accompanied (if the Agent so requests) by a true and correct copy of the invoice evidencing such Account Receivable and by evidence of shipment or performance. The Debtor shall immediately notify the Agent of the occurrence of any event causing any loss or depreciation in the value of the Inventory and such notice shall specify the amount of such loss or depreciation.

     SECTION 6. AGREEMENTS OF THE DEBTOR. The Debtor will (i) upon reasonable request of the Agent, execute such Uniform Commercial Code financing statements and other documents (including, without limitation, any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C.
Section 3726, any successor or amended version thereof or any regulation promul-gated under or pursuant to any version thereof), and pay the cost of filing or recording the same or this Security Agreement in all public offices deemed necessary or appropriate by the Agent and do such other acts and things (including, without limitation, delivery to the Agent of any Instruments


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which constitute Collateral), all as the Agent may from time to time reasonably request to establish and maintain a valid, first perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever other than Permitted Liens) to secure the performance and payment of the Liabilities; (ii) keep all the Inventory, unless the Agent shall otherwise consent in writing, at its own premises at address(es) shown on SCHEDULE I hereto; (iii) furnish the Agent such information concerning the Debtor, the Collateral and the Account Debtors as the Agent may from time to time reasonably request; (iv) permit the Agent and its designees, from time to time during normal business hours and upon reasonable notice, to inspect Debtor's Inventory, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Debtor, and will, upon request of the Agent at any time when a Default has occurred and is continuing, deliver to the Agent all of such records and papers which pertain to the Collateral and the Account Debtors; (v) except for the sale or lease of Inventory in the ordinary course of its business and the creation or existence of Permitted Liens, not sell, lease, assign or create or permit to exist any lien on or security interest in any Collateral to or in favor of anyone other than the Agent;
(vi) at all times keep all the Inventory insured under policies maintained with reputable insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated (and, in any event, as required by applicable law), and cause all such policies to provide that loss thereunder shall be payable to the Agent as its interest may appear (it being understood that (A) so long as no Default shall be existing, the Agent shall deliver any proceeds of such insurance which may be received by it to the Debtor and (B) whenever a Default shall be existing, the Agent may apply any proceeds of such insurance which may be received by it toward payment of the Liabilities, whether or not due, as set forth in SECTION 8) and such policies or certificates thereof shall, if the Agent so requests, be deposited with or furnished to the Agent; (vii) take such actions as are reasonably necessary to keep its Inventory in good repair and condition; (viii) promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of the Inventory (as applicable); provided, however, that the Debtor shall not be required to pay any such fee, tax, assessment or other charge, the validity of which is being contested by the Debtor in good faith by appropriate proceedings, so long as forfeiture of any part of the Inventory will not result from the failure of the Debtor to pay any such fee, tax, assessment or other charge, during the period of such contest;
(ix) furnish to the Agent, as soon as possible and in any event within thirty
(30) days prior to the occurrence from


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time to time of any change in the address of the Debtor's chief executive office or in the name of the Debtor, notice in writing of such change; and (x) reimburse the Agent for all expenses, including reasonable attorneys' fees and legal expenses, incurred by the Agent in seeking to collect or enforce any rights under the Collateral and, in the case of Default, incurred by the Agent in seeking to collect any of the Liabilities and to enforce its rights hereunder. Any expenses incurred in protecting, preserving and maintaining any of the Collateral shall be borne by the Debtor. The Agent shall have no obligations or liabilities regarding the Collateral or any thereof by reason of, or arising out of, this Agreement.

     SECTION 7. DEFAULT. Whenever a Default shall be existing, the Agent may exercise from time to time any rights and remedies available to it under applicable law and under the Agreement. The Debtor agrees, in case of Default, to assemble and made available, at its expense, all the Inventory at a convenient place or places acceptable to the Agent. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any disposition by the Agent of any of the Collateral shall be applied as set forth in Section 8.

     SECTION 8. APPLICATION OF PROCEEDS. The proceeds of sale of Collateral sold after the occurrence and during the continuation of a Default shall be applied by the Agent as follows:

     FIRST: to payment of all of the costs and expenses of the Agent, including (i) the expenses of such sale, (ii) the out-of-pocket costs and expenses of the Agent and the reasonable fees and out-of-pocket costs and expenses of counsel employed by the Agent, (iii) the payment of all advances made by the Agent or any Bank for the account of Debtor hereunder, and (iv) the payment of all costs and expenses incurred by the Agent or any Bank in connection with the administration and enforcement of this Security Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to the Agent or any Bank;

     SECOND:  to the PRO RATA payment in full of the Commitments;

     THIRD: to the payment in full of all other Liabilities to each Bank PRO RATA in accordance with the ratio of the amount of Liabilities owed to such Bank to the total amount of outstanding Liabilities; and


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     FOURTH:  the balance, if any, of such proceeds shall be paid to
     Debtor, its successors and assigns, or as a court of competent jurisdiction may direct.

     SECTION 9. TERMINATION OF SECURITY AGREEMENT. This Security Agreement shall terminate within fifteen (15) business days following the reporting to the Agent by the Debtor of either (a) (i) Consolidated Operating Income of the Debtor of at least $14,500,000 for the nine (9) month period ending on September 30, 1994, or (ii) Consolidated Operating Income of the Debtor of at least $16,000,000 during any four (4) consecutive Fiscal Quarters first measured as of December 31, 1994 and including only those fiscal quarters after December 31, 1993; or (b) payment in full of all obligations under the Agreement.

     SECTION 10. MISCELLANEOUS PROVISIONS. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Debtor requests in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     Any notice from the Agent to the Debtor, if mailed, shall be deemed given four days after the date mailed by registered or certified mail, postage prepaid, addressed to the Debtor either at the Debtor's address shown on the signature page hereof or at such other address as the Debtor may, by written notice received by the Agent, have designated as its address for notices.

     No delay on the part of the Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     No amendment to, modification or waiver of, or consent with respect to, any provision of this Security Agreement shall be effective unless the same shall be in writing and signed and delivered by the Agent with the prior written consent of the Banks, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.


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     Section captions used in this Security Agreement are for convenience of reference only and shall not affect the construction of this Security Agreement.

     This Security Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

     This Security Agreement has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois, subject, however, to the applicability of the Uniform Commercial Code of any jurisdiction in which any of the Debtor's Accounts Receivables and Inventory may be located at any given time. Whenever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invali-dating the remainder of such provision or the remaining provisions of this Security Agreement.

     This Security Agreement shall be binding upon the Debtor and the Agent and their respective successors and assigns, and shall inure to the benefit of the Debtor, the Banks and the Agent and the respective successors and assigns of the Banks and the Agent.

     At the option of the Agent, this Security Agreement, or a carbon, photographic or other reproduction of this Security Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

     SECTION 11. WAIVER OF JURY TRIAL. THE DEBTOR HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING PERTAINING TO THIS SECURITY AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS, COUNTY OF COOK, OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY ITS EXECUTION AND DELIVERY OF A COUNTERPART HEREOF, THE DEBTOR IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS. THE DEBTOR HEREBY IRREVOCABLY AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE BY MAILING, BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, A COPY OF THE SUMMONS AND COMPLAINT, OR OTHER LEGAL PROCESS, IN SUCH ACTION OR PROCEEDING TO THE DEBTOR AT ITS ADDRESS SHOWN ON THE SIGNATURE PAGE HEREOF (OR ANY OTHER ADDRESS OF THE DEBTOR APPEARING ON THE RECORDS OF THE AGENT). SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING,


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EFFECTED AS AFORESAID, SHALL BE EFFECTIVE UPON RECEIPT BY THE DEBTOR AND SHALL
BE DEEMED PERSONAL SERVICE UPON THE DEBTOR AND SHALL BE LEGAL AND BINDING UPON THE DEBTOR FOR ALL PURPOSES. THE DEBTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE.

     THE DEBTOR AND THE AGENT HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS SECURITY AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                             DEBTOR

                                             ALLIED PRODUCTS CORPORATION
                                             Address: 10 South Riverside Plaza
                                                      Chicago, Illinois 60606

                                             Attention:  Patrick J. Riley
                                             Facsimile:   (312) 454-9608


                                                  By: /s/ Patrick J. Riley
                                                     ---------------------------
                                                     Patrick J. Riley, Vice
                                                     President and Treasurer


                                                  By: /s/ David B. Corwine
                                                     ---------------------------
                                                     David B. Corwine,
                                                     Assistant Secretary

                                             SECURED PARTY

                                             CONTINENTAL BANK
                                                as Agent
                                             Address:
                                             231 South LaSalle Street
                                             Chicago, Illinois  60697
                                             Attention:  Barbara A. Hamel
                                             Facsimile:  (312) 828-1974


                                             By: /s/ Barbara A. Hamel
                                                     ---------------------------
                                                     Barbara A. Hamel, Vice
                                                     President


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